Supplement Dated November 19, 2021
To The Initial Summary Prospectus Dated April 26, 2021 For

JACKSON ADVANTAGE®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced initial summary prospectus. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of the initial summary prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective November 19, 2021, your initial summary prospectus is revised as follows:

➢    In the section titled “Benefits Available Under the Contracts”, in the “Add-On Death Benefits Available for a Fee” table, the brief description of purpose in the "PURPOSE" column for the LifeGuard Freedom Flex DB NY benefit is deleted and replaced with the following:

“Provides a minimum death benefit equal, upon election, to the LifeGuard Freedom Flex GMWB with the Bonus II Option Guaranteed Withdrawal Balance (GWB), and subsequently increased for net Premiums (subject to a maximum), and reduced for withdrawals.”

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(To be used with JMV23538NYISP 04/21)

NFV100422 11/21